                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of December 31, 2000 by and between Crossroads Systems, Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated August 17, 1999, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A. Modification(s) to Loan Agreement.

         1. Section 6.2 entitled "Financial Statements, Reports, Certificates" is hereby amended to read as follows:

                  (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than 90 days after the end of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank requests.

                  (b) Within 30 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer with aged listings of accounts receivable and accounts payable.

                  (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer.

                  (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted prior to the initial Advance and no more often than once every 6 months thereafter unless an Event of Default has occurred and is continuing.

         2. Section 6.7 entitled "Financial Covenants" is hereby amended to read as follows:

                  Borrower will maintain as of the last day of each month:

                  (i) Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.00.

                  (ii) Borrower may incur a quarterly loss, provided such loss (as measured by earnings before interest, taxes, depreciation and amortization) is not greater than $11,700,000 for the fiscal quarter ending January 31, 2001, $11,800,000 for the fiscal quarter ending April 30, 2001, $11,400,000 for the fiscal quarter ending July 31, 2001 and $10,400,000 for the fiscal quarter ending October 31, 2001.

         3. The following terms as defined in Section 13.1 entitled "Definitions" are hereby amended to read as follows:

                  "Borrowing Base" is 80% of Eligible Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

                  "Committed Revolving Line" is an Advance of up to $3,000,000.

                  "Eligible Accounts" (item "d" only) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

                 "Revolving Maturity Date" is February 1, 2002.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the occurrence of either of the following events no later than February 2, 2001: (i) Borrower to pay a loan fee to Bank (the "Loan Fee") or
(ii) Borrower to deposit a minimum amount of cash into a demand deposit account with Bank (the "Minimum Deposit"). The amounts of the Loan Fee and the Minimum Deposit shall be negotiated in good faith between Bank and Borrower

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                      BANK:

CROSSROADS SYSTEMS, INC.                       SILICON VALLEY BANK



By: /s/ Larry Sanders                          By:
    ----------------------------------------        ----------------------------
Name: Larry Sanders                            Name:
      --------------------------------------         ---------------------------
Title: President and Chief Operating Officer   Title:
      --------------------------------------          --------------------------

[SILICON VALLEY BANK LOGO]


                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:                  CROSSROADS SYSTEMS, INC.

LOAN OFFICER:              MIKE DRAEKEN

DATE:                      DECEMBER 31, 2000


                           LOAN FEE              $
                                                 ---------
                           DOCUMENTATION FEE        250.00


                           TOTAL FEE DUE         $     .00
                                                 =========

PLEASE INDICATE THE METHOD OF PAYMENT:

         { }   A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         { }   DEBIT DDA #                    FOR THE TOTAL AMOUNT.
                           ------------------

         { }   LOAN PROCEEDS




----------------------------------------------
BORROWER                                (DATE)


----------------------------------------------
SILICON VALLEY BANK                     (DATE)
ACCOUNT OFFICER'S SIGNATURE

                             COMPLIANCE CERTIFICATE


TO:   SILICON VALLEY BANK



FROM: CROSSROADS SYSTEMS, INC.


The undersigned authorized officer of CROSSROADS SYSTEMS, INC. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Responsible Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Responsible Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.


 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                      REQUIRED                      COMPLIES
------------------                      --------                      --------
CPA audited Financial Statements + CC   Annually within 90 days       YES / NO
Interim Financial Statements + CC       Monthly within 30 days        YES / NO
Annual 10K Report                       Within 5 days of SEC filing   YES / NO
A/R and A/P Aging, Borrowing
Base Certificate                        Monthly within 30 days        YES / NO

FINANCIAL COVENANT         REQUIRED          ACTUAL                   COMPLIES
------------------         --------          ------                   --------

TO BE TESTED ON A MONTHLY BASIS, UNLESS OTHERWISE NOTED:

Quick Ratio                1.50 : 1.00       ____ : 1.00              YES / NO
Maximum Loss (quarterly)   *                 $___________________     YES / NO

*Not greater than $11,700,000 for the fiscal quarter ending January 31, 2001, $11,800,000 for the fiscal quarter ending April 30, 2001, $11,400,000 for the fiscal quarter ending July 31, 2001 and $10,400,000 for the fiscal quarter ending October 31, 2001.

COMMENTS REGARDING FINANCIAL COVENANTS:

                                         =================================
                                                             BANK USE ONLY
                                         RECEIVED BY: ____________________
                                         DATE: ________________
                                         REVIEWED BY: ____________________
                                         COMPLIANCE STATUS:  YES / NO
                                         =================================


Very truly yours,
CROSSROADS SYSTEMS, INC.

BY:  /s/ LARRY SANDERS
     --------------------------------------------
NAME: LARRY SANDERS
                   ------------------------------

TITLE:  PRESIDENT AND CHIEF OPERATING OFFICER
                                              ---

                           BORROWING BASE CERTIFICATE
                               COLLATERAL SCHEDULE


Borrower: Crossroads Systems, Inc.        Lender:           Silicon Valley Bank


Commitment Amount:         $3,000,000


ACCOUNTS RECEIVABLE
1.                Accounts Receivable Book Value as of                          $
                                                       ------                   ----------
2.                Additions (please explain on reverse)                         $
                                                                                ----------
3.                TOTAL ACCOUNTS RECEIVABLE                                     $
                                                                                ----------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
                  a.       Amounts over 90 days due              $
                                                                 ----------
                  b.       Balance of 50% over 90 day accounts   $
                                                                 ----------
                  c.       Excess 25% Concentration Limit        $
                                                                 ----------
                  d.       Foreign Accounts                      $
                                                                 ----------
                  e.       Governmental Accounts                 $
                                                                 ----------
                  f.       Contra Accounts                       $
                                                                 ----------
                  g.       Promotion or Demo Accounts            $
                                                                 ----------
                  h.       Intercompany/Employee Accounts        $
                                                                 ----------
                  i.       Other (please explain on reverse)     $
                                                                 ----------
         4.                TOTAL ACCOUNTS RECEIVABLE DEDUCTION                  $
                                                                                ----------
         5.                Eligible Accounts (#3 minus #4)                      $
                                                                                ----------
         6.    LOAN VALUE OF ACCOUNTS (80% of #5 )                              $
                                                                                ----------

BALANCES
         7.       Maximum Loan Amount (minus Cash Management Sublimit)          $
                                                                                ----------
         8.       Total Funds Available Lesser of #6 or #7                      $
                                                                                ----------
         9.       Present balance owing on Line of Credit                       $
                                                                                ----------
        10.       Outstanding under Sublimits (Letters of Credit)               $
                                                                                ----------
RESERVE POSITION (#8  minus #9 and #10)                                         $
                                                                                ----------


The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                                   BANK USE ONLY
                                                            -------------
CROSSROADS SYSTEMS, INC.
                                                       Rec'd By:
                                                                 ------------
By: /s/ Larry Sanders                                            Auth. Signer
    -------------------------------                    Date:
      Authorized Signer                                     -----------------

                                                       Verified:
                                                                 ------------
                                                                 Auth. Signer

                                                       Date:
                                                            -----------------

                                                            -----------------


                                       3